Investments at equity method	12 Months Ended
Dec. 31, 2021
Disclosure of associates [abstract]
Investments at equity method	Investments at equity method
The Group’s ownership percentages and the carrying value of investments accounted for using the equity method were as follows:

(Euro thousands)	Pelletteria Tizeta S.r.l.	Tom Ford International LLC	Achill Station Pty Ltd	Filati Biagioli Modesto S.p.A.	Total investments at equity method
At January 1, 2019	2,651	27,255	—	—	29,906
Net income /(loss)	368	(1,902)	—	—	(1,534)
Dividends	(225)	—	—	—	(225)
Translation differences	—	(353)	—	—	(353)
At December 31, 2019	2,794	25,000	—	—	27,794
Additions	2	—	530	—	532
Impairment	—	(4,532)	—	—	(4,532)
Net income /(loss)	92	(4,232)	(65)	—	(4,205)
Dividends	—	—	—	—	—
Translation differences	—	1,764	7	—	1,771
At December 31, 2020	2,888	18,000	472	—	21,360
Additions	—	—	—	313	313
Disposition	—	—	(472)	—	(472)
Net income /(loss)	528	1,893	—	373	2,794
Translation differences	—	(1,548)	—	—	(1,548)
At December 31, 2021	3,416	18,345	—	686	22,447
On July 14, 2021 the Group acquired 40% of the equity shares of Filati Biagioli Modesto S.p.A. for consideration of Euro 313 thousand, a company based in Montale (Pistoia) that specializes in the production of yarns.
As a result of net losses incurred in 2020 and 2019 by Tom Ford International LLC (“Tom Ford”) the Group performed an impairment test over the carrying amount of its investment in Tom Ford. The method used to identify the recoverable amount (value in use) involves discounting the projected cash flows produced by the CGU. Value in use is the sum of the present value of future cash flows expected from the business plan projections and the present value of the related operating assets at the end of the business plan period (terminal value). The business plans used to prepare the impairment test cover a period of five years and have been constructed on the basis of the annual budgets prepared by the management of Tom Ford. The rate used to discount cash flows was calculated using the weighted average cost of capital (WACC).
For the year ended December 31, 2021, the WACC used for discounting purposes amounted to 13.59% (10.45% at December 31, 2020). The WACC was calculated ad hoc for Tom Ford, considering the parameters specific to the geographical area: market risk premium and sovereign bond yield. The “g” rate of growth used to calculate the terminal value has been determined at 1.5%. The results of the impairment test resulted in no impairment in 2021 and 2019, and an impairment loss of Euro 4,532 thousand in 2020.
Although the Group owns 15% of the equity shares of Tom Ford, the Group accounts for the investment under the equity method as the following requirements of IAS 28—Investments in Associates and Joint Ventures (“IAS 28”) are met: the representation on the board of directors and the participation in policy-making processes. Furthermore, there are material transactions between the Group and Tom Ford.
Certain financial information of companies accounted for using the equity method is provided below at and for the year ended December 31, 2021, as required by IFRS 12—Disclosure of Interest in Other Entities (“IFRS 12”).

(Euro thousands)	Pelletteria Tizeta S.r.l.	Tom Ford	Filati Biagioli Modesto S.p.A.
Total assets	29,311	318,667	37,707
Total liabilities	22,340	444,006	35,992
Total equity	6,971	(125,339)	1,715
Net revenues	28,329	221,480	30,766
Net income/(loss)	1,055	12,620	(333)